UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

___________

FORM 8-K/A

(Amendment No. 2)

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2012

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SECURE NetCheckIn Inc.

(Name of Registrant in its Charter)

Nevada	333-173172	27-3729742
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13118 Lamar Ave

Overland Park, KS 66209

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 913.945.1290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

This Amendment No. 22 on Forma8-K/A (this “Amendment”) is being filed solely to make some corrections on the original 8-K filed on March 12, 2013 and the Amendment No. 1 filed on May 3 (collectively, the “Original Filing”), related to the restatement of the Company’s financial statements and the use of the prior auditor’s consents. No other changes have been made to the Original Filing.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 1, 2012, the Board of Directors of SECURE NetCheckIn Inc. (the “Company”) concluded that the Company’s previously issued unaudited and unreviewed financial statements could not be relied on because they were not reviewed or audited by an independent registered public accounting firm. On September 15, 2012, the Board of Directors approved the engagement of Tarvaran, Askelson & Company LLP, as its independent registered public accounting firm. The Board of Directors approved the new independent registered public accounting firm because it had not engaged an auditor to provided audited or interim reviewed financial statements for the period January 1, 2011, through September 15, 2012. At the recommendation of management, the Board of Directors determined that the Company must have audited and reviewed condensed financial statements. Prior to the approval of Taravarn, Askelson & Company LLP, management had contacted the prior independent registered public accounting firm of Weaver Martin & Samyn, LLC who stated that it no longer represented small development stage companies such as the Company. Weaver Martin  & Samyn, LLC did not review the January 1, 2011 through May 3, 2011 reports but did consent to the use of their audit report for the period ending December 31, 2010 for the SEC filings made in that period.

As a result of the engagement of Tarvaran, Askelson & Company LLP, the Company restated its financials for the year ended December 31, 2011 and the quarter ended September 30, 2011. The Company included (i) the condensed restated financial statements in its amended Form 10-Q for the period ended September 30, 2011, filed on December 26, 2012, and (ii) the restated audited financial statement in its amended Form 10-K for the year ended December 31, 2011 filed on January 10, 2013. Those amendments showed the impact of the restated financial statements for the applicable periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE NetCheckIn Inc.

Dated: May 3, 2013	By:	/s/Brandi L. DeFoor
Brandi L. DeFoor
President & Chief Executive Officer

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